UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 7, 2025

Kimbell Royalty Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	1-38005	47-5505475
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Taylor Street, Suite 810 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 945-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Units Representing Limited Partnership Interests	KRP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Acquisition of Mineral and Royalty Interests

On January 7, 2025, Kimbell Royalty Partners, LP, a Delaware limited partnership (“Kimbell”), entered into a purchase and sale agreement (the “Purchase Agreement”) with Boren Minerals, a Saskatchewan partnership (“Boren”), to acquire Boren’s oil and natural gas mineral and royalty interests located in the Permian Basin (the “Acquired Assets”), for a total purchase price of approximately $231 million, subject to customary adjustments (the “Acquisition”). Pursuant to the terms of the Purchase Agreement, Kimbell has the option to pay the consideration entirely in cash or through a combination of $207 million in cash and the issuance of 1,433,915 common units representing limited partnership interests in Kimbell (“Common Units”) to Boren.

Boren made certain representations, warranties and covenants in the Purchase Agreement, including to conduct its business in the ordinary course during the period between the execution of the Purchase Agreement and the closing, subject to certain exceptions. Kimbell made certain customary representations, warranties and covenants in the Purchase Agreement. Kimbell, on the one hand, and Boren, on the other hand, have agreed to indemnify each other, their affiliates and respective officers, directors, employees, consultants, advisors, representatives and agents against certain losses resulting from breaches of their respective representations, warranties and covenants, subject to certain negotiated limitations and survival periods set forth in the Purchase Agreement.

The Purchase Agreement provides that, during the period from the date of the signing of the Purchase Agreement until the closing of the Acquisition or termination of the Purchase Agreement, Boren will be subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals.

Completion of the Acquisition is subject to the satisfaction or waiver of certain customary closing conditions as set forth in the Purchase Agreement. The Acquisition is expected to close in the first quarter of 2025, with an effective date of October 1, 2024.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

The Purchase Agreement is filed herewith to provide investors with information regarding its terms. The Purchase Agreement is not intended to provide any other factual information about the parties to such agreement. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement were made as of the date of the Purchase Agreement only and are qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the Purchase Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual statements of fact about the parties.

Registration Rights Agreement

As described above, Kimbell has the option to pay a portion of the purchase price for the Acquisition in the form of Common Units. If Common Units are issued, Kimbell will enter into a registration rights agreement (the “Registration Rights Agreement”) with Boren, pursuant to which, among other things, Kimbell will (i) prepare, file with the Commission a shelf registration statement (the “Shelf Registration Statement”) with respect to the resale of the Common Units by Boren (such Common Units being “Registrable Securities”) that would permit some or all of the Registrable Securities to be resold in registered transactions, (ii) use its reasonable best efforts to maintain the effectiveness of the Shelf Registration Statement while the Purchasers and each of their transferees that hold Registrable Securities are in possession of Registrable Securities and (iii) under certain circumstances, initiate underwritten offerings for the Registrable Securities.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the form of the Registration Rights Agreement, which is included as Exhibit E to the Purchase Agreement, and is incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The private placement of the Common Units under the Purchase Agreement will be undertaken in reliance upon an exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof.

Item 7.01 Regulation FD Disclosure.

On January 7, 2025, Kimbell issued a news release announcing that it had entered into the Purchase Agreement. A copy of the news release is attached hereto, furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 7.01.

The information set forth in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Additional Information about the Acquisition

Kimbell estimates that, as of September 30, 2024, the Acquired Assets produced 1,842 Boe/d (1,125 Bbl/d of oil, 410 Bbl/d of NGLs, and 1,842 Mcf/d of natural gas) (on a 6:1 basis), which is expected to increase Kimbell’s average daily net production as of September 30, 2024 by approximately 8% and further balance Kimbell’s commodity mix. In addition, Kimbell estimates that the 2025 average production of the Acquired Assets will be approximately 1,842 Boe/d (60% oil, 17% natural gas, 23% NGLs), which would generate an estimated $30.9 million of cash flow at strip pricing as of January 3, 2025. Kimbell further estimates that, as of September 30, 2024, the Acquired Assets consisted of approximately 6,953 net royalty acres (normalized to 1/8th) and 875 gross producing wells in the Permian Basin.

Kimbell estimates that the Acquired Assets will reduce Kimbell’s general and administrative expense (“G&A”), net of non-cash unit-based compensation, by approximately 7% per Boe. As of September 30, 2024, there were 2 active rigs drilling on the Acquired Assets’ acreage. Additionally, Kimbell estimates that, as of September 30, 2024, the Acquired Assets consisted of 1.22 net drilled but uncompleted wells and net permitted locations, which is expected to increase Kimbell’s total net drilled but uncompleted wells and permitted location inventory by approximately 16% to a total of 9.06 net wells. The Acquired Assets consisted of 6.06 net (513 gross) upside locations, which is expected to increase Kimbell’s major net drilling inventory by 19% in the Permian Basin. Kimbell estimates that, upon completion of the Acquisition, Kimbell will have approximately 158,350 net royalty acres, 130,238 gross wells and a total of 92 active rigs on Kimbell’s properties, which represents approximately 16% of the total active land rigs drilling in the continental United States.

Reserve engineering is a complex and subjective process of estimating underground accumulations of oil and natural gas that cannot be measured in an exact way, and the accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. As a result, estimates prepared by one engineer may vary from those prepared by another. Estimates of proved reserves for Kimbell’s oil and gas properties as of December 31, 2024 will be prepared by Ryder Scott Company, L.P. using the information available at that time, and estimates of proved reserves related to the Acquisition will be prepared by Ryder Scott Company, L.P. as of December 31, 2025. Upon completion of their review, the estimate of the proved reserves for Kimbell’s oil and gas properties as of December 31, 2024 will be different from the estimate of the proved reserves for Kimbell’s oil and gas properties as of December 31, 2023, and the estimates of proved reserves of the Acquired Assets as of December 31, 2025 will be different from Kimbell’s estimates of such reserves as of December 31, 2024.

Kimbell’s assessment and estimates of the assets to be acquired in the Acquisition to date has been limited. Even by the time of closing, Kimbell’s assessment of these assets will not reveal all existing or potential problems, nor will it permit Kimbell to become familiar enough with the properties to assess fully their capabilities and deficiencies. Moreover, there can be no assurance that Kimbell and Kimbell Royalty Operating, LLC, a Delaware Limited Liability Company (“OpCo”) will consummate the Acquisition on the terms described in Item 1.01 of this Current Report on Form 8-K or at all. Even if Kimbell and OpCo consummate the Acquisition, they may not be able to achieve the expected benefits of the Acquisition.

Item 9.01 Financial Statements and Exhibits.

As previously reported, in September 2023 Kimbell completed the acquisition of Cherry Creek Minerals, LLC in a transaction described as the “LongPoint Acquisition.” In addition, in September 2023, Kimbell timely filed on a Form 8-K the historical and pro forma financial statements required by Regulation S-X in connection with the LongPoint Acquisition. Kimbell is now filing additional unaudited pro forma financial statements described below pursuant to Article 11 of Regulation S-X. The pro forma financial statements described below do not include any information related to the Boren Acquisition described in Item 1.01 above.

(b) Pro Forma Financial Information.

●	Unaudited pro forma condensed statement of operations for the year ended December 31, 2023.

***

Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K and in the exhibits hereto includes forward-looking statements. These forward-looking statements, which include statements regarding the anticipated benefits of the Acquisition, reserves, production and other operational data with respect to the Acquisition, the expected timing of the closing of the Acquisition, the financing of the Acquisition, involve risks and uncertainties, including risks that the anticipated benefits of the Acquisition are not realized; risks relating to Kimbell’s integration of the Acquired Assets; risks relating to the possibility that the Acquisition does not close when expected or at all because any conditions to the closing are not satisfied on a timely basis or at all; and risks relating to Kimbell’s business, prospects for growth and acquisitions and the securities markets generally. Except as required by law, Kimbell undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this Current Report on Form 8-K is filed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in Kimbell’s filings with the SEC. These include risks inherent in oil and natural gas drilling and production activities, including risks with respect to low or declining prices for oil and natural gas that could result in downward revisions to the value of proved reserves or otherwise cause operators to delay or suspend planned drilling and completion operations or reduce production levels, which would adversely impact cash flow; risks relating to the impairment of oil and natural gas properties; risks relating to the availability of capital to fund drilling operations that can be adversely affected by adverse drilling results, production declines and declines in oil and natural gas prices; risks relating to Kimbell’s ability to meet financial covenants under its credit agreement or its ability to obtain amendments or waivers to effect such compliance; risks relating to Kimbell’s hedging activities; risks of fire, explosion, blowouts, pipe failure, casing collapse, unusual or unexpected formation pressures, environmental hazards, and other operating and production risks, which may temporarily or permanently reduce production or cause initial production or test results to not be indicative of future well performance or delay the timing of sales or completion of drilling operations; risks relating to delays in receipt of drilling permits; risks relating to unexpected adverse developments in the status of properties; risks relating to borrowing base redeterminations by Kimbell’s lenders; risks relating to the absence or delay in receipt of government approvals or third-party consents; risks relating to acquisitions, dispositions and drop downs of assets; risks relating to Kimbell’s ability to realize the anticipated benefits from and to integrate acquired assets, including the Acquired Company; and other risks described in Kimbell’s Annual Report on Form 10-K, as amended, and other filings with the SEC, available at the SEC’s website at www.sec.gov. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K.

(d) Exhibits

Number	Description
10.1*	Purchase and Sale Agreement, dated as of January 7, 2025, by and between Boren Minerals and Kimbell Royalty Partners, LP.
99.1	News release issued by Kimbell Royalty Partners, LP, dated January 7, 2025.
99.2	Unaudited pro forma condensed combined statement of Kimbell Royalty Partners, LP for the year ended December 31, 2023 related to LongPoint Acquisition.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

* The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish supplementally a copy of each such schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBELL ROYALTY PARTNERS, LP

	By:	Kimbell Royalty GP, LLC,
its general partner

	By:	/s/ Matthew S. Daly
Matthew S. Daly
Chief Operating Officer

Date: January 7, 2025